SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                  May 27, 2003

                Date of Report (Date of earliest event reported)



                         First Financial Holdings, Inc.
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               (Exact name of registrant as specified in charter)


Delaware                                0-17122                  57-0866076
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State or other jurisdiction      Commission File Number     I.R.S. Employer I.D.
of incorporation                                                  Number


34 Broad Street, Charleston South Carolina                    29401
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(Address of principal executive offices)                    (Zip Code)


                                 (843) 529-5933
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               Registrant's telephone number (including area code)

Item 5.  Other Events
         ------------

     On May 27, 2003, First Financial Holdings, Inc. announced that the Board of Directors has authorized the Company to commence a stock repurchase program to acquire 650,000 shares of the Company's common stock. For more information regarding this matter, see the press release attached hereto as Exhibit 1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

    Exhibit (1).      Press release dated May 27, 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRST FINANCIAL HOLDINGS, INC.


                                        /s/Susan E. Baham
                                        -----------------
                                        Susan E. Baham
                                        Senior Vice President and
                                        Chief Financial Officer


Date:  May 27, 2003

                                    Exhibit 1



                        Press release dated May 27, 2003.

                                                                  Exhibit 1



        First Financial Holdings, Inc. Announces Stock Repurchase Program


    CHARLESTON, S.C.--(BUSINESS WIRE)--May 27, 2003--First Financial Holdings, Inc. (NASDAQ: FFCH) today announced that the Board of Directors has authorized the Company to commence a stock repurchase program to acquire up to 650,000 shares of the Company's common stock, which represents approximately 5.1% of the outstanding common stock.
    The repurchase program is expected to end by March 31, 2004. The repurchases generally would be effected through broker-assisted open market purchases, although the possibility of unsolicited negotiated transactions or other types of repurchases are not ruled out. No shares will be repurchased directly from directors, officers or affiliates of the Company.
    First Financial is the holding company of First Federal, which operates 44 offices located in the Charleston Metropolitan area, Horry, Georgetown, Florence and Beaufort counties in South Carolina and Brunswick County in coastal North Carolina. The Company also provides brokerage, trust and insurance services through First Southeast Investor Services, First Southeast Fiduciary and Trust Services and First Southeast Insurance Services. For additional information about First Financial, please visit our web site at www.firstfinancialholdings.com.



    CONTACT: First Financial Holdings, Inc.
             Dorothy B. Wright, 843/529-5931